Exhibit 99.1

Rick E Winningham Chairman and Chief Executive Officer Introduction to Theravance Biopharma: Strategic Vision and Differentiation

Today's Agenda

Introduction to Theravance Biopharma: Strategic Vision and Differentiation	**Rick E Winningham** *Chairman and Chief Executive Officer*	**9:00-9:20 a.m.**
VIBATIV® Business Strategy	**Frank Pasqualone** *SVP, Operations*	**9:20-9:35 a.m.**
Telavancin: A Clinician's Perspective	**Louis D. Saravolatz, MD, MACP** *St. John Hospital, Detroit, MI* *Infectious Disease Specialist*	**9:35-9:50 a.m.**
Q&A Session #1		**9:50-10:00 a.m.**
Break		**10:00-10:10 a.m.**
TD-4208: Nebulized LAMA for COPD **Axelopran: Oral PuMA for OIC**	**Brett Haumann, MD, MBA** *SVP, Clinical Development and Operations*	**10:10-10:40 a.m.**
R&D: Evolution of Insight and Approach	**Mathai Mammen, MD, PhD** *SVP, Research & Development*	**10:40-10:55 a.m.**
Financial Highlights and Outlook	**Renee Gala** *SVP and Chief Financial Officer*	**10:55-11:00 a.m.**
Closing Remarks	**Rick Winningham** *Chairman and Chief Executive Officer*	**11:00-11:05 a.m.**
Q&A Session #2		**11:05-11:15 a.m.**

2

Theravance Biopharma

Safe Harbor Statement This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance Biopharma intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal,” “intend”, “objective,” “opportunity,” “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Examples of such statements include statements relating to: the strategies, plans and objectives of Theravance Biopharma, the status and timing of clinical studies, data analysis and communication of results, the potential benefits and mechanisms of action of product candidates, the enabling capabilities of Theravance Biopharma's approach to drug discovery and Theravance Biopharma's proprietary insights, expectations for product candidates through development and commercialization (including their potential as components of combination therapies), and the timing of seeking regulatory approval of product candidates. These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: the disruption of operations during the transition period following the spin-off of Theravance Biopharma from Theravance, Inc., including the diversion of management's and employees' attention from the business, adverse impacts upon the progress of discovery and development efforts, disruption of relationships with collaborators and increased employee turnover, delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products and risks associated with establishing distribution capabilities for telavancin with appropriate technical expertise and supporting infrastructure. Other risks affecting Theravance Biopharma are described under the heading "Risk Factors" contained in Theravance Biopharma's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 12, 2014. In addition to the risks described above and in Theravance Biopharma's other filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Theravance Biopharma Today (NASDAQ: TBPH) Theravance Biopharma was created to drive value from a unique and diverse set of assets A pipeline of high-value assets A productive research platform An approved product A pipeline of high-value assets A productive research platform

Strategic Anchors for Our Business Guiding Principles for How We Operate Focus on Insight and Innovation Outsource Non-core Activities Create and Foster an Integrated Environment Aggressively Manage Uncertainty

The Theravance Biopharma Strategy Payors Partners Acute Care Leverage Our Insights to Make a Difference for Patients and Create Meaningful Value for Shareholders

The Theravance Biopharma Strategy Payors Partners Value Creation Leverage Our Insights to Make a Difference for Patients and Create Meaningful Value for Shareholders

Optimize commercial potential of products Leverage expertise and geographic reach Mitigate risk Highly focused on pivotal episodes in the patient journey Effective market coverage with specialized resources Infectious disease Lung disease GI disease Other selective areas Meaningful difference for patients and payors Acute care products for specific patient segments Commercializing Our Products Translating Insight and Innovation into Value Creation

Enhanced Opportunities for Value Creation Focus on Infectious Disease, Lung and GI Late-stage Mid-stage Lung GI Tract Infectious Disease / Other TD-4208 (COPD) Closed Triple (COPD) Axelopran (OIC) Axelopran/Opioid FDC VIBATIV: cSSSI HABP/VABP (Bacteremia) MABA (COPD) MABA-ICS (COPD, Asthma) Velusetrag (GP) TD-8954 (ICU IV prokinetic) TD-6450 (HCV) TD-1792, TD-1607 (MRSA) TD-9855 (Fatigue) Notes: Late-stage includes approved products, assets in Phase 3 development, and Phase 3-ready; Mid-stage includes assets between Phase 1 and Phase 2b.

Enhanced Opportunities for Value Creation Strategic Partnerships / Partner Funded Programs Late-stage Mid-stage Lung GI Tract Infectious Disease / Other TD-4208 (COPD) Closed Triple (COPD) Axelopran (OIC) Axelopran/Opioid FDC VIBATIV: cSSSI HABP/VABP (Bacteremia) MABA (COPD) MABA-ICS (COPD, Asthma) Velusetrag (GP) TD-8954 (ICU IV prokinetic) TD-6450 (HCV) TD-1792, TD-1607 (MRSA) TD-9855 (Fatigue) Notes: Late-stage includes approved products, assets in Phase 3 development, and Phase 3-ready; Mid-stage includes assets between Phase 1 and Phase 2b.

Manage Our Portfolio Pipeline Provides Strategic Options Go Alone (U.S. - Acute) Partner Monetize/Divest Determine the appropriate path for each program to optimize program value and allocation of resources

Commercializing Our Products Focus on VIBATIV® Therapeutic Focus: Serious MRSA infections (approved for cSSSI and HABP/VABP, Phase 3 for bacteremia) Product Attributes: Treatment for Gram-positive serious infection across multiple body sites Dual mechanism of action Partnering Strategy: Regional partners contribute cash plus insight to drive commercial success Go To Market Approach: Build commercial infrastructure with acute care focus and highly experienced institutional reps Significant medical information component Go Alone (U.S. - Acute) Partner Monetize/Divest

Leveraging Our Commercial Infrastructure Developing products initiated or used in and around acute care centers leverages existing commercial infrastructure Strategic commercial partnerships to expand reach will be key in certain specialty markets and outside the U.S. Acute Care Center Opportunities MRSA VIBATIV TD-1792 TD-1607 Pain Axelopran Axelopran/ Opioid FDC ICU Nutrition TD-8954 COPD TD-4208 Gastroparesis Velusetrag Heart Failure ARNI Patients Who Cycle Through Acute Care Settings

Commercializing Our Products Focus on TD-4208 Therapeutic Focus: Respiratory: COPD and other diseases of lung Product Attributes: Potential first-in-class nebulized, once-daily bronchodilator designed to selectively target the lung without significant exposure Compatible with requirements for DPI/MDI presentation requirements Partnering Strategy: Partner for commercialization in certain segments Partner for DPI/MDI and/or combination therapies Go To Market Approach: Rely on our U.S. commercial infrastructure for nebulized therapy initiated and/or prescribed in acute care setting Leverage partner in other market segments Go Alone (U.S. - Acute) Partner Monetize/Divest

Commercializing Our Products Focus on Axelopran and Opioid/Axelopran Fixed Dose Combo Therapeutic Focus: GI: Opioid-induced constipation (OIC) Pain: Fixed-Dose Combo (FDC) with opioid Product Attributes: Potential best-in-class, orally-administered and peripherally selective opioid receptor antagonist for treatment of OIC, designed for high target selectivity and no impact on opioid analgesia May be co-formulated with opioid Partnering Strategy: Leverage partner for funding / commercialization Go To Market Approach: Rely on our infrastructure for OIC or FDC therapy initiated and/or prescribed in acute care setting Leverage partner in other market segments Go Alone (U.S. - Acute) Partner Monetize/Divest

Commercializing Our Products Focus on Velusetrag Therapeutic Focus: GI: Gastroparesis Product Attributes: Oral, once-daily highly selective 5-HT4 agonist Accelerated gastric emptying in Phase 2a study Partnering Strategy: Partnered with Alfa Wassermann (AW) for EU, Russia, China and Mexico Rights retained in U.S., Canada and Japan AW to fund ~90% of Phase 2b gastroparesis study initiating late 2014/early 2015 Go To Market Approach: Hospital-focused commercial team well positioned to influence at critical juncture Leverage partner for commercialization outside U.S. Go Alone (U.S. - Acute) Partner Monetize/Divest

Leveraging Monetization/Divestment Focus on Closed Triple Therapeutic Focus: Respiratory: COPD and potentially asthma Product Attributes: Potential first-in-class once-daily closed triple therapy in LABA/LAMA/ICS Triple therapy targeted towards patients with more symptoms and higher exacerbation risk Partnering Strategy: TBPH retains economic interest Development and commercialization funded 100% by GSK Go To Market Approach: Full reliance on GSK for development and commercialization Jointly managed by GSK and Theravance, Inc. (Royalty Management Co.) Go Alone (U.S. - Acute) Partner Monetize/Divest

GSK/Theravance Closed Triple Addresses a **Significant**, **Growing** and **High Value Patient Segment**

- 18% of prescribed COPD regimens include co-Rx for LAMA+LABA/ICS[1]


43% of regimens include Rx for LAMA
18% of regimens include both LAMA & LABA/ICS
39% of regimens include Rx for LABA/ICS

- Patients on triple therapy **constitute highest value/greatest need segment**
  - These patients represent >40% of total LAMA and ICS/LABA COPD sales (**estimated $2.1B out of $4.6 total annual US sales** of LAMA and LABA/ICS products for COPD)[1,2]
  - Triple patients have more symptoms + higher exacerbation risk. Greater disease burden for patient and healthcare system = greater value for treatment success
- GSK/Theravance have the **only QD closed triple in late stage** development
  - Phase 3 ongoing in 12K patients; Two positive Phase 3 studies completed in "open" triple therapy

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[1] Encuity Research, LLC., *TreatmentAnswers™* (2013)
[2] EvaluatePharma (2013)

Theravance Biopharma

The Theravance Biopharma Difference † TBPH holds economic interest in future payments that may be made by GlaxoSmithKline plc (GSK) relating to certain programs, including “Closed Triple” (FF/UMEC/VI) (Fluticasone Furoate/Umeclidinium/Vilanterol), MABA/FF (‘081), MABA monotherapy and other future products that may be combined with VI or MABA ‘081. ‡ Includes cash, cash equivalents and marketable securities. Focused acute care, commercial strategy on internally discovered product VIBATIV Pipeline of internally discovered product candidates Productive research organization to drive innovation value Team track record of approvals: 5 indications in 3 drugs in 13 years Economic interest in certain GSK programs†, including “Closed Triple” Efficient corporate structure, with tax domicile outside the U.S. Strong balance sheet with $350M cash‡ (as of 9/30/2014) Invest $150-160M in the business in 2015

The Theravance Biopharma Strategy Payors Partners Value Creation Leverage Our Insights to Make a Difference for Patients and Create Meaningful Value for Shareholders

Frank Pasqualone Senior Vice President of Operations VIBATIV® Business Strategy

What is VIBATIV® (telavancin)? The first FDA approved lipoglycopeptide exhibiting concentration-dependent bactericidal activity via a dual mechanism of action that inhibits cell wall synthesis and disrupts membrane barrier function Approved in the U.S. for treatment of the following infections in adult patients caused by designated susceptible bacteria: Complicated skin and skin structure infections (cSSSI) Hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable Active against Gram-positive bacteria, including methicillin-resistant Staphylococcus aureus (MRSA) Intravenously administered; once-daily dosing VIBATIV® (telavancin) Prescribing Information.

Transforming VIBATIV Efficient Transition to Acute Care

VIBATIV (*) Complicated or Acute Bacterial Skin or Skin Structure Infection 1Potential for broadest set of indications among branded anti MRSA agents Potential for Broadest Set of Indications1 telavancin ceftaroline dalbavancin daptomycin linezolid oritavancin tedizolid  Compound Indications SSSI* HABP/VABP Bacteremia Registrational Study

Theravance Biopharma Difference: Strategy Science Delivering Value Astellas Theravance Biopharma 1st line use in the competitive cSSSI population Position VIBATIV is the preferred anti-MRSA treatment for patients not likely to respond to current S. aureus therapy in approved indications None Development SA Bacteremia, Registry, Pediatric Limited to cSSSI strategy Promotion Targeted geographic, channel and prescriber strategy for both cSSSI and HABP/VABP Discounted Price Value-Based Price

Current U.S. Market Opportunities Exist for VIBATIV Among Alternative MRSA Therapies Source: TBPH estimates based on integrating data from multiple sources *Others includes Tygacil and Synercid

VIBATIV Approach SECONDARY Microbiology Hospitalists TERTIARY ER PRIMARY Infectious Disease Critical Care Pulmonology Pharm D Targets Deliberate and Targeted

The Approach Targets Appropriate Patient Populations Taking SSRI’s Immunocompromised patients HABP/VABP in institutions with vancomycin MICs>1µg/mL HABP/VABP patients with comorbidities Requiring >7 days of therapy Patients with persistent or recurrent infection OPAT*– given convenience of QD dosing When a bactericidal agent with good tissue penetration is needed (*) OPAT is defined as Outpatient Parenteral Antimicrobial Therapy

Market Research Data for bacteremia or osteomyelitis would be welcome since there is an unmet need in those indications Key differentiating benefits of VIBATIV are said to be its activity when vancomycin MICs rise, once daily dosing convenience, and bactericidal action Former users welcome VIBATIV back into the market - good past performance; and physicians understand why it left the market Physicians using VIBATIV for patients with an inadequate response (or contraindication) to vancomycin Key Messages VIBATIV® (telavancin)Test Market Initiative: Wave 2, Qualitative Research with Test Market Physicians, Naxion Research: Final Report; September 30, 2014 Supports the Deliberate and Targeted Approach

The Future Multicenter, randomized, open-label, non-inferiority trial in 250 patients For complicated Staphylococcus aureus (SA) bacteremia and SA right-sided infective endocarditis (RIE) Generate medical/scientific publications to address information gaps Over 500 publications* to date Characterize real-world use of telavancin in 1,000 patients Generate data on VIBATIV clinical effectiveness and safety Focused on evaluating in vitro potential/additional indications, appropriate use, and special populations 18 active IIR studies in 2014 (*) Publications include: abstracts, manuscripts, posters, and presentations Publications Phase III Registrational Bacteremia Trial Investigator Initiated Research Building the VIBATIV Brand

The Future Theravance Biopharma Partner Presence Ongoing Partner Discussions Hikma Building the Global VIBATIV Brand

Theravance Biopharma Difference Foundation Built on VIBATIV VIBATIV: Attractive commercial brand Potential for broadest set of indications1 Strong IP position Market feedback validates brand and commercial strategy Foundation for an acute care business within TBPH with the potential for significant value generation (*) Complicated or Acute Bacterial Skin or Skin Structure Infection 1Potential for broadest set of indications among branded anti MRSA agents

Louis D. Saravolatz, MD, MACP St. John Hospital, Detroit, MI Infectious Disease Specialist Disclosure: Theravance Biopharma Antibiotics Scientific Advisor Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. Telavancin: A Clinician’s Perspective

The Challenge of MRSA in the United States U.S. Mortality Rates in Infectious Diseases and Other Causes MRSA is responsible for more US deaths annually than many other serious infectious diseases . 60,000 40,000 Infectious agents (selected) Other causes (selected) Estimated Deaths: United States (2005) DeLeo, J Clin Invest. 2009;119:2464-2474

The Challenge of MRSA in the U.S. MRSA is an ongoing challenge in the community and hospitals Over 50% of infections caused by Staphylococcus aureus are methicillin-resistant S. aureus (MRSA) MRSA is among the most common hospital-acquired pathogens Serious MRSA infections require prompt and effective treatment Clinicians must navigate ongoing concerns over: Clinical efficacy and appropriate dosing with vancomycin Emergence of resistance to standard anti-MRSA therapies Summary of Data Reported to the National Healthcare Safety Network at the Centers for Disease Control and Prevention, 2009-2010. Sievert, et.al. Infection Control and Hospital Epidemiology, Vol. 34, No. 1 (January 2013), pp. 1-14

The Challenge of Serious Infections: Bacterial Pneumonia Hospital-acquired and Ventilator-associated Bacterial Pneumonia (HABP/VABP) Second most common hospital-acquired infection in the US Up to 27% of all ICU infections are caused by HABP/VABP Results in over 50% of antibiotics prescribed in the ICU VABP is estimated to occur in 9% to 27% of all intubated patients HABP/VABP is associated with the highest rate of mortality among all hospital-acquired infections HABP/VABP all-cause mortality ranges from 20 - 50% HABP/VABP increases patient length of hospital stay and cost of care Richards, Crit Care Med, 1999, 27(5):887-92; ATS/IDSA 2005, Am J of Resp Crit Care Med; 171, 388-416; CDC Resp Care. 1994;39:1191-1192; Bekaert, AJRCCM. 2011;184:1133-39; Fagon, Am J Med. 1993;94:281-288; Craven, Am Rev Resp Dis. 1986;133:792-796; Flanders, Am J Inf Ctrl, 2006;34(2):84-93; Nguile-Makao, ICM, 2010;36:781-789.

The Challenge of Treating HABP/VABP Significant impact on morbidity, mortality and cost of care MRSA is the most common Gram-positive pathogen in HABP/VABP Early and appropriate therapy is critical In ICU patients, research demonstrated that early, appropriate antimicrobial therapy is associated with: Shorter duration of antibiotic therapy Decreased length of ICU or hospital stay Decreased mortality Appropriate therapy reduces infection-related and all-cause mortality Lower total cost of care Each patient requires individual assessment and decisions on care Rong, et al. Ann Pharmacother. 2010,44:844-850; Hawser, et al. IJAA. 2011, 37:219-24; Choi, et al. ICM. 2011, 37:63; Moise, et al. JAC. 2008, 61:85-90; Lodise, et al. JAC. 2008, 62:1138-41; Van Hal, et al. CID. 2012,54:755-71

The Challenge of HABP/VABP due to MRSA Infection Higher Vancomycin MICs are Associated with Increased Mortality Haque et al, Chest, 2010, 138:1356-62 Mortality Rates by Vancomycin MIC

Individualization of Care Treatment Decisions must be made at the Individual Patient Level

Why Physicians Choose Telavancin Potent Activity Dual Mechanism of Action; Bactericidal against clinically important Gram+ organisms Active against S. aureus strains with reduced susceptibility to other agents VAN MIC > 1 µg/mL VISA, hVISA strains Daptomycin and linezolid-resistant No resistance identified in clinical trials or in ongoing global surveillance to date Clinically Relevant Penetration into important sites of infection, including the lung Drug levels remain above the MIC90 for MRSA over 24 hours Clinical efficacy shown in largest HABP/VABP studies to date in a broad population of patients with multiple co-morbidities Convenience of once daily dosing (with no therapeutic dose monitoring) Safety profile characterized in large clinical studies in both cSSSI and HABP/VABP

Bactericidal Activity against MRSA In Vitro Time-Kill Curves Vancomycin 10 9 8 7 6 5 4 3 2 1 0 0 4 8 12 16 20 24 Log (CFU/mL) Time (hours) Linezolid Telavancin All agents tested at 8x MIC1 for MRSA ATCC 33591 using earlier methodology2 Growth control Pace, AAC, 2003;47(11):3602-3604; CLSI. M7 A9

Time (h) 0 5 10 15 20 25 1000 100 10 1 0.1 Telavancin Concentration (µg/mL) Telavancin lung penetration for treatment of HABP/VABP Concentration in Plasma, Alveolar (AM) and Epithelial Lining Fluid (ELF) Mean (±SD) concentrations of telavancin in plasma, AM, and ELF AM Plasma ELF Gotfried MH et al. Antimicrob Agents Chemother. 2008;52(1):92-97.

Telavancin Cure Rates in HABP/VABP Phase 3 Clinical Trials Mean (±SD) concentrations of telavancin in plasma, AM, and ELF VIBATIV® (televancin) Prescribing Information. Theravance Biopharma Antibiotics, Inc. March 2014 Data on File. Theravance Biopharma, Inc. Study Population ATTAIN 1 ATTAIN 2 COMBINED TLV VAN TLV VAN TLV VAN All-Treated (AT) 57.5% (214/372) 59.1% (221/374) 60.2% (227/377) 60.0% (228/380) 58.9% (441/749) 59.5% (449/754) Difference (95% CI) -1.6% (-8.6%, 5.5%) 0.2% (-6.8%, 7.2%) -0.7% (-5.6%, 4.3%) Clinically Evaluable (CE) 83.7% (118/141) 80.2% (138/172) 81.3% (139/171) 81.2% (138/170) 82.4% (257/312) 80.7% (276/342) Difference (95% CI) 3.5% (-5.1%, 12.0%) 0.1% (-8.2%, 8.4%) 1.7% (-4.3%, 7.7%) Microbiologically Evaluable (ME) TLV % Cure VAN % Cure % Difference (TLV – VAN; 95% CI) Single Gram-positive (only) 84.0 (147/175) 75.9 (132/174) 8.1 (-0.2%, 16.5%) MRSA (only) 80.2 (73/91) 74.1 (86/116) 6.1 (-5.3%, 17.5%) S. aureus with VAN MIC  1 μg/mL 85.7 (78/91) 74.5 (79/106) 11.2 (0.2%, 22.2%)

Efficacy in Clinically Relevant HABP/VABP Patient Subgroups . Pooled Clinical Cure Rates by Subgroup in Phase 3 Trials (CE population) 95% CI -1.0%, 28.3% 95% CI -4.0%, 13.4% 95% CI -7.9%, 47.5% 95% CI -11.5%, 36.5% 95% CI -9.4%, 27.5% 56/70 43/65 17/20 18/26 125/155 146/192 24/32 8/15 36/53 33/58 Rubinstein, Crit Care Conf: 29th Internatl. Symposium on Intensive Care and Emergency Med. 13 (pp S128), 2009; Shorr. ATS 2013 (poster); Stryjewski. Int J Antimicro Agents. 2013 Jul 25. pii: S0924-8579(13).

HABP Patient Successfully Treated with Telavancin 57 yo. male smoker readmitted to hospital due to post-operative complications from surgical intervention for wound infection. Prior hospital admission was within prior 3 months (1 week in ICU post-op) and prior antibiotic treatment. Medical history includes COPD, CHF, LVH, CAD, C. diff Colitis and chronic pain due to non-healing wound. T = 99, RR = 26, BP = 134 / 89 CrCL = 61 mL/min, WBC = 2,800, Platelets = 45,000 Develops purulent sputum, rales and slight dyspnea Chest X-ray abnormal with pleural effusion on the left Sputum Gram stain: numerous PMN’s, Gram(+) cocci Diagnosed as aspiration pneumonia (HABP) MRSA isolated (VAN MIC = 0.5); Prior exposure to VAN and daptomycin Switched from vancomycin (1 day, 2 doses) to TLV 10mg/kg for 9.5 days Full resolution of clinical signs/symptoms of HABP No sputum production/sample by day 4 - presumptive microbiologic cure.

HABP Patient Successfully Treated with Telavancin 49 yo. male admitted for Shortness of Breath (SOB), dyspnea and fever Medical history includes: urinary retention and renal abscess. Previously treated for MRSA bacteremia and UTI with vancomycin and daptomycin. T = 101.6; CrCL = 75mL/min, WBC = 13.6 Started on vancomycin 1g IV Q12 Bacteremia diagnosed (likely due to renal abscess) MRSA isolated (VAN MIC 1.0; daptomycin MIC 0.25; linezolid MIC 2.0) Day 4: Remained febrile/spiking 101, Clinically unimproved, elevated WBC Purulent sputum positive for MRSA (vancomycin MIC 1.0) Chest X-ray taken - indicated lower left lobe (LLL) pneumonia with some right lower lobe consolidation: possible bilateral pneumonia Day 5: ID consult - patient switched to telavancin 10mg/kg (600mg) daily Afebrile in 48-72 hrs; WBC 6800 in 4 days, blood culture negative 2 of 2 and clinically improved (no SOB, no sputum to culture - presumed MRSA eradication) Patient discharged 19 days post-admission on telavancin outpatient therapy (6wks) Re-admission several months later for surgical procedure - confirmed no renal issues (per Scr and CrCl post-treatment) as well as clinical and microbiologic cure

Effective Treatment for Serious Infections, including HABP/VABP due to MRSA, is Critical For the public health Increasing incidence and severity of MRSA infections Increasing burden of HABP/VABP due to MRSA Moving Target: Continuing evolution of drug resistance For individual patients When vancomycin is not an appropriate choice Treatment failures and recurrence Co-morbidities and antibiotic risks vs. benefits Telavancin is an important drug for the treatment of HABP/VABP and cSSSI due to S. aureus, including MRSA Robust clinical data to support efficacy and safety in both indications

VIBATIV® (telavancin) for injection Important Safety Information (U.S.) Full Prescribing Information, including Boxed Warning and Medication Gide in the U.S., is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.

Q&A Session #1

Break

Brett Haumann, MD, MBA Senior Vice President, Development and Operations TD-4208: Nebulized LAMA for COPD

TD-4208 aims to **address the unmet need** for a standard of care nebulized LAMA

Potential to be first once-daily nebulized bronchodilator

Unmet Need:

- Once-daily LAMAs are **first-line therapy** for moderate to severe COPD[1]
- **43%** of COPD treatment regimens in U.S. include a LAMA[2]
- LAMAs are **only available in handheld** devices

Compelling Market Opportunity:

- **9%** of COPD patients in the U.S. use nebulized maintenance therapy[3]
- Patients suitable for nebulizers are **readily identified** by physicians
- Twice-daily nebulized LABAs generate annual sales of **~$400M**[4]

First-in-Class Opportunity:

- **No once-daily marketed** nebulized bronchodilators
- **No once-daily** nebulized bronchodilators **in development**
- The only twice-daily LAMA in development is **restricted to one nebulizer**

[1] Global Strategy for Diagnosis, Management, and Prevention of COPD
[2] Encuity Research, LLC., *TreatmentAnswers*™ (2013)
[3] TBPH market research (N = 160 physicians)
[4] Estimate derived from use of information under license from the following IMS Health information service: NSP for period MAT Sep, 2014. IMS expressly reserves all rights, including rights of copying, distribution and republication

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Theravance Biopharma

Despite limited options, 9% of treated COPD patients in the U.S. use nebulized therapy on an enduring basis1 This is in the absence of any nebulized LAMAs 1TBPH market research (N = 160 physicians) 2© 2014 DR/Decision Resources, LLC. All rights reserved. This data is provided for informational purposes only and is not intended to, and does not, constitute an offer or recommendation to buy or sell securities or investment advice.

Physicians readily identify those patients who are most appropriate for nebulizer therapy Based on disease severity, patient preference & functional status % of Physicians Ranking in Top 3 1TBPH market research (N = 160 physicians)

There are limited options for COPD patients who use nebulized bronchodilators No nebulized LAMAs and no once-daily products of any class Frequency Class Handheld segment Nebulized segment Four times daily SAMA SABA SAMA/SABA Twice daily LAMA LABA Once daily LAMA LABA LAMA/LABA

The nebulized twice-daily LABA market has sales approaching $400M annually in U.S.1 Growth seen despite generic short-acting bronchodilators, restricted tier status and not being the gold standard LAMA Sales CAGR: 26% 1Estimate derived from the use of information under license from the following IMS Health information service: NSP for the period MAT Sep 2014. IMS expressly reserves all rights, including rights of copying, distribution and republication

TD-4208 demonstrates clinically meaningful improvements in lung function in COPD patients Study 0117 met primary endpoint at doses of 88 mcg and above 355 patients with moderate to severe COPD Primary endpoint: Change from baseline in trough FEV1 following 28 days Note: FEV1 = forced expiratory volume in one second. PE = Primary Endpoint. COPD = Chronic Obstructive Pulmonary Disease TD-4208 (mcg) p-values versus placebo: <0.001***

TD-4208 shows a sustained 24-hour duration of action following once-daily dosing Effects are maintained throughout 4-week dosing period Placebo-adjusted change from baseline in FEV1 on Day 28 0 50 100 150 200 250 PD 1 2 3 4 6 8 10 12 15 21 23.75 Time point (hours) Adjusted LS Mean FEV1 Change from Baseline (mL) TD-4208 Treatment Groups 44 mcg 88 mcg 175 mcg 350 mcg

The regulatory path is clear and well-precedented FDA has confirmed that TD-4208 can progress to Phase 3 studies Phase 3 program matches previous LAMA programs: 2 replicate 3-month efficacy studies Single 12-month safety study FDA meeting held December 8th Agreement on once-daily dosing Agreement on Phase 3 dose selection Agreement on study population Agreement on study endpoints

Nebulized therapy may be initiated in patients hospitalized with an acute COPD exacerbation COPD is responsible for 800,000 U.S. hospitalizations annually1 1Wier et al; HCUP Statistical Brief #106; Agency for Health Care Policy and Research, 2011 2TBPH market research (N = 160 physicians)

TD-4208 has the potential to become the nebulized bronchodilator of choice in COPD Aims to become the standard of care in the nebulized space Complements existing nebulized LABA treatment options Provides sustained bronchodilation over 24 hours Offers the convenience of once-daily dosing via jet nebulizer Potential differentiation in patients recovering from acute exacerbations Presents opportunities for partnership

Brett Haumann, MD, MBA Senior Vice President, Development and Operations Axelopran: Oral PAMORA for Opioid-Induced Constipation

Axelopran aims to offer a differentiated product Treatment class is evolving: PAMORAs offer targeted peripheral efficacy without altering central analgesia Regulatory path to approval has been clarified Recent product approvals will help build the market Patient need exists: Over the counter laxatives are ineffective in the majority of patients 71%1 of OIC patients using common constipation treatments report failure to achieve relief Axelopran program centers on differentiation: Axelopran aims to restore normal bowel function and reduce symptoms Encouraging early data for fixed dose combination 1. Pappagallo et al. American J of Surgery 182 (Suppl) Nov 2001, 11S-18S

OIC limits effective pain management OIC results in frequent adjustments to analgesic therapy FREQUENCY OF ALTERING PAIN MEDICATION TO MANAGE CONSTIPATION1 - Patients and HCPs - % of Remaining Patients Whose Dose is Changed % of Patients for Whom HCPs Change Opioid 1TBPH patient (N=386) and HCP (N=559) market research

Health care professionals are not satisfied with current treatment options HCP ATTITUDES REGARDING OIC TREATMENTS1 - % Top 3 Box - Agreement rated on a scale from 1 to 10 where 1 means “Disagree Completely” and 10 means “Agree Completely”: I would value new therapy that allowed patients to return to near normal bowel function OIC patients would be willing to take a medication daily if it managed their constipation Currently available therapies are adequate for treatment of OIC 1TBPH HCP (N=559) market research

There is a sizable, symptomatic and dissatisfied patient population in the U.S.1 U.S. patients using chronic opioids (>1 episode of >90 days per year) Patients reporting constipation due to opioids Candidates for axelopran therapy (Used OTC laxatives, have discussed OIC with physician, and have drug coverage) Strong patient interest in trying a new prescription product to treat OIC (> 8 on 1 to 10 scale on general interest) 1Integrated from longitudinal opioid market assessment performed for TBPH and TBPH patient market research (N=386)

The population of OIC patients is readily accessible and not satisfied with current treatment options OIC patients are already in the healthcare system and visit physicians who prescribe their scheduled opioids every month Patients report discussing OIC with HCPs an average of 4.4 times per year1 Patients report substantial out of pocket costs for OIC therapies: Spend an average of $28 per month for constipation remedies in many cases without achieving relief1 1TBPH patient (N=386) market research

Theravance Biopharma is well placed to access suitable patients within a changing prescribing environment CDC Mortality and Morbidity Weekly Report July 1st 2014: http://www.cdc.gov/mmwr/pdf/wk/mm63e0701a2.pdf Legislative changes are driving a shift in opioid prescribing from primary care to pain specialists to reduce overdose-related deaths Requirements for pain clinics to be registered and physician dispensing prohibited in some states Good fit with TBPH strategy of acute care and specialty partnering

The axelopran development program is focused on differentiation Axelopran aims to: Improve bowel function better than the competition Restore normal bowel function Address patient symptoms

Axelopran Phase 2 data shows potential for differentiation Improvements in Spontaneous Bowel Movements (SBM) are the current benchmark KODIAK-04 Study Phase 3 axelopran study will include an evaluation comparable to that done for MOVANTIK in Phase 3, including an increase of >1 SBM/week for at least 9 out of 12 weeks and >3 of the last 4 weeks of treatment

Study 0084 Rapid restoration of normal bowel function followed by maintenance Patients consider >5 SBM/week a return toward normal bowel function

Increased frequency of Complete Spontaneous Bowel Movements (CSBM) Provides a more rigorous assessment of return to normal function p=0.0010 p=0.0003

Improvement in gastrointestinal symptoms Suggests potential for differentiation on patient-reported symptoms Gastrointestinal-related Symptom Domain Abdominal pain Bloating Need to have a bowel movement but cannot

Patients need symptom relief beyond normalizing bowel function Increasing SBM alone does not address patients’ needs 1TBPH patient (N=386) market research

Substantial commercial potential for opioid/axelopran fixed dose combinations (FDC) FDC offers the opportunity for pain relief without constipation in a single abuse-deterrant pill Could represent a paradigm shift in opioid treatment TBPH has developed a proprietary spray-coating formulation Enabled by the intrinsic properties of axelopran Technique could be applied to a broad range of abuse resistant opiates First study of spray-coat application of axelopran to OxyContin® Designed to evaluate effect of axelopran on oxycodone exposure

Axelopran does not alter systemic exposure to oxycodone when delivered as a fixed dose combination (spray-coating) Fixed dose combination Oxycontin plus axelopran Oxycodone Relative Bioavailability to Reference (Reference = OxyContin Alone) Relative Bioavailability 50 150 AUC 0- ¥ AUC 0-last C max AUC 0- ¥ AUC 0-last C max OxyContin + Axelopran Co-Administered OxyContin/Axelopran FDC 80% 100% 125% Time (hours) Oxycodone Plasma Concentration (ng/mL) 0 10 20 30 40 0.1 1 10 100 OxyContin/Axelopran FDC OxyContin + Axelopran Individual OxyContin Alone

Axelopran aims to be the treatment of choice for OIC Targeted approach to address OIC effectively, in contrast to laxatives Large, well-defined, accessible patient population Increasingly managed by pain specialists, aligned with TBPH focus on specialty business Clear regulatory pathway and FDA alignment for axelopran development Opportunities for clear differentiation based on return to normal bowel function Opportunity for fixed dose combination to offer significant additional value

Mathai Mammen, MD, PhD Senior Vice President, Research and Development Research and Development Evolution of Insight and Approach

Evolution of Insight at Theravance Biopharma Axelopran OIC Telavancin Bacteremia TD-4208 COPD Late Stage Early Stage Research TD-6450 HCV ARNI Heart Failure Localized Medicine for Localized Disease Lung GI Multivalent Design to Medicines

Multivalent Design at Theravance Biopharma

Examples of Differentiating Features → **Clinical Benefit**

VIBATIV®
Gram-positive antibacterial
cSSSI & HABP/VABP

VIBATIV® (telavancin) for injection

Dual Pharmacology
↓
Cidality

Axelopran (TD-1211)
μ-opioid antagonist
Opioid Induced Constipation


OH
OH
O
N
N
H
O
NH2

Controlled Distribution
↓
Peripheral Restriction

TD-4208
Inhaled LAMA
COPD


N
H
O
O
N
N
O
N
NH2
O

Receptor and Tissue Kinetics
↓
Long Acting

80
Theravance Biopharma

Evolution of Insight at Theravance Biopharma Axelopran OIC Telavancin Bacteremia TD-4208 COPD Late Stage Early Stage Research TD-6450 HCV ARNI Heart Failure Localized Medicine for Localized Disease Lung GI High Potential Early Stage Programs

TD-6450: Multivalent NS5a Inhibitor:
Greatest Reported GT-1a Viral Load Decline after Three Doses



TBPH Site
Traditional Site

Non-symmetric structure permits **distinct binding mode**

↓

TD-6450 is **highly potent** in vitro against resistance-associated variants across multiple genotypes

NS5a Inhibitors at Progressing Clinical Doses

Phase 1b: Genotype 1a Patients	TD-6450	MK-8742	GS-5816	ACH-3102	IDX-719
Mean Reduction HCV GT-1a RNA ($\log_{10}$ IU/mL)	**-5.00**	-4.17	-3.56	-3.78	-3.50

8/21 Patients at doses >120mg had viral loads <LOD

Go Alone (U.S. - Acute)

Partner

Monetize/Divest

82

Theravance Biopharma

TD-6450: Multivalent NS5a Inhibitor:
Greatest Reported GT-1a Viral Load Decline after Three Doses



TBPH Site
Traditional Site

Non-symmetric structure permits **distinct binding mode**

↓

TD-6450 is **highly potent** in vitro against resistance-associated variants across multiple genotypes

NS5a Inhibitors at Progressing Clinical Doses

Phase 1b: Genotype 1a Patients	TD-6450	MK-8742	GS-5816	ACH-3102	IDX-719
Mean Reduction HCV GT-1a RNA ($\log_{10}$ IU/mL)	**-5.00**	-4.17	-3.56	-3.78	-3.50

On November 24th 2014 TD-6450 granted Fast Track Designation by FDA

Go Alone (U.S. - Acute)

Partner

Monetize/Divest

83

Theravance Biopharma

ARNI Class of Medicines May be a Paradigm Shift for Patients with Congestive Heart Failure



ARNI
ARB
NEPI
(Ang-II)
(↑ NP)
↑ Cardiac function
↓ End-organ damage
↓ Mortality & Hospitalization

Primary Endpoint: CV Death or HF Hospitalization[1,2]
LCZ-696 (1:1 Valsartan:Sacubitril)



Kaplan-Meier Estimate of Cumulative Rates (%)
40
32
24
16
8
0
Enalapril
(n=4212)
1117
914
20%
LCZ696
(n=4187)
0
180
360
540
720
900
1080
1260
Days After Randomization

However, important considerations:

- **Inflexible 1:1** valsartan:sacubitril
- **Excluded patients** with severe renal dysfunction (~ 1M patients)[3]
- **Symptomatic Hypotension**

84

[1]McMurray et al (2014) *N Engl J Med*, 371:993-1004
[2]Solomon et al (2012) *Lancet*, 380:1387-95

[3]TBPH estimate based on integrating data from multiple sources

Theravance Biopharma

Our Objective is to Create a Best-in-Class ARNI for Heart Failure Best NEPi Best ARB + Sustained Ang II Receptor Blockade in Preclinical Model = Best ARNI Improved efficacy All HF patients QD dosing Sustained Neprilysin Inhibition in Preclinical Model Value Inflection in Phase 1b / 2a Time (hr) % Inhibition of Ang - I I B P I ncreases -6 0 6 12 18 24 0 50 100 150 Valsartan, 30 mg/kg, PO Best ARB, 3 mg/kg, PO Time (hr) [ p l a s m a c G M P ] ( n M ) 0 6 12 18 24 0 200 400 Sacubitril, 10mg/kg, PO TBPH NEPi, 10mg/kg, PO

Our Objective is to Create a Best-in-Class ARNI for Heart Failure Best NEPi Best ARB + Sustained Ang II Receptor Blockade in Preclinical Model = Best ARNI Improved efficacy All HF patients QD dosing Sustained Neprilysin Inhibition in Preclinical Model Go Alone (U.S. - Acute) Partner Monetize/Divest Time (hr) % I n h i b i t i o n o f A n g - I I B P I n c r e a s e s -6 0 6 12 18 24 0 50 100 150 Valsartan, 30 mg/kg, PO Best ARB, 3 mg/kg, PO Time (hr) [ p l a s m a c G M P ] ( n M ) 0 6 12 18 24 0 200 400 Sacubitril, 10mg/kg, PO TBPH NEPi, 10mg/kg, PO

Evolution of Insight at Theravance Biopharma Axelopran OIC Telavancin Bacteremia TD-4208 COPD Late Stage Early Stage Research TD-6450 HCV ARNI Heart Failure Localized Medicine for Localized Disease Lung GI 15+ Years of Learning Led to Research Strategy Goal of localization is enhanced efficacy in target tissues and limited systemic side-effects

Multiple Successful P2 Studies Expertise in: Smooth Muscle Biology and Immuno-Inflammation Disease Insights Lung and GI Disease Biological and Chemical Research Insights Evolved Over 15 Years Along Three Dimensions Inhaled Medicines by Design “Design-in” Tissue Kinetics, Dynamics and Systemic Clearance Translatable to GI Lumen-Restricted Drugs Multivalent Binding Dual Pharmacology Selectivity Kinetics

Localized Medicines for Localized Diseases Leveraging Multivalent Design to Treat Severe Immuno-inflammatory Diseases of Lung and GI Tract

Control is Significant Challenge for Severe Asthma ~ 2M asthmatics (U.S. + EU) refractory to high-dose bronchodilator/ICS therapy1 10-15% patients account for ~50% of asthma budget2 Small subgroups benefit from Biologics Asthma is a complex, heterogeneous disease and inhibition of multiple mediators may be required for optimal efficacy 1TBPH estimate based on integrating data from multiple sources 2Gaga et al (2009) Eur Respir Rev, 18: 112, 58-65

We are Creating Broadly Active Inhaled Inhibitors of JAK as Powerful Potential Treatment for Severe Asthma Potential applications beyond severe asthma Low risk Localized Drug Targeted Benefit High Impact BALF eosinophils Control JAK inhibitor Rodent Lung Inflammation Lung Plasma Time (h) 300x [JAK Inhibitor]unbound (ng/mL or ng/g) Rodent Pharmacokinetics 50000 25000 Dose JAK is indirectly clinically validated by anti-cytokine biologics

Ulcerative Colitis: A Major Unmet Medical Need Remains ~ 680K patients in the U.S.1 Current treatments have limited efficacy, lose efficacy with time, or are inappropriate for long term use Graham & Xavier (2013) Trends Immunol., 34: 371-378 UC is a complex, heterogeneous disease, and optimal therapy may require targeting multiple inflammatory pathways 1© 2014 DR/Decision Resources, LLC. All rights reserved. This data is provided for informational purposes only and is not intended to, and does not, constitute an offer or recommendation to buy or sell securities or investment advice.

We are Creating Oral Small Molecules for Ulcerative Colitis that are Restricted to the GI Tract Low risk High Impact Localized Drug Targeted Benefit Systemically-active agent TBPH compound Potential applications beyond UC Low dose Healthy Control High dose Rodent GI Inflammation Rodent Pharmacokinetics Systemically-active agent TBPH compound Healthy Control Disease Disease High risk TBPH target addresses multiple inflammatory mediators 1 10 100 1000 Drug Concentration (ng/mLorng/g) Plasma Colon 0 1 2 3 4 Disease Activity 1 10 100 1000 10000 Drug Concentration (ng/m Lorng/g) Plasma Colon

Evolution of Insight at Theravance Biopharma We make highly impactful medicines based on our experience and our understanding of patient needs Today’s Research leverages 15+ years of evolution of insight Multiple programs poised to deliver value in the near and medium term Axelopran OIC Telavancin Bacteremia TD-4208 COPD Late Stage Early Stage Research TD-6450 HCV ARNI Heart Failure Localized Medicines for Localized Diseases Lung GI High Potential Early and Late Stage Programs

Renee Gala Chief Financial Officer Financial Highlights and Outlook

Financial Highlights and Outlook Financial Management of the Business Investment Focus for 2015 2015 Financial Guidance

Financial Management of Business Starts with a Focus on Insight and Innovation Objective of Tax Efficient Corporate Structure is to Optimize Future Cashflows Insight & Innovation Separation Ex-U.S. Domicile

Financial Management of Business Integration of Finance within the Business Prioritize and Optimize Program Investments Reduce Financial Risk to Company Financial Management of the Business Applying Insight and Innovation to Financial Operations

VIBATIV® and TD-4208 Drive Investments in 2015 VIBATIV® Commercial Infrastructure Initiation of Two Phase 3 Programs Research Programs Investment Focus for 2015 Investments in Other Programs Depend on Multiple Factors

2015 Financial Guidance Operating Loss: $150 – 160M † Excluding stock-based compensation Likely to be front-loaded VIBATIV® net sales of approximately $20M Factors that May Impact Guidance: Partnering Data and other program-related decisions Financial Guidance May be Impacted by Partnering and Other Factors † Non-GAAP Operating Loss, excluding stock-based compensation

The Theravance Biopharma Strategy Payors Partners Value Creation Leverage Our Insights to Make a Difference for Patients and Create Meaningful Value for Shareholders Insight and Innovation Important in Everything We Do

Q&A Session #2

Thank You